UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2014

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52161 (Commission File Number)	264204714 (IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211
(Address of principal executive offices and Zip Code)

323-556-0746
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Jammin Java Corp. (the "Company") held its Annual Meeting of Shareholders on July 16, 2014 (the “Meeting”).  A total of 114,389,196 shares of common stock were issued and outstanding as of the record date of the Meeting, May 23, 2014, and a total of 40,162,032 shares were present at or were voted at the Meeting, constituting a quorum.  The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on May 30, 2014, the “Proxy Statement”), with the results of such voting as follows:

Proposal		For	Withheld*
1)

The election of three (3) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal

	a) Rohan Marley	39,917,631	244,401
	b) Anh Tran	39,847,496	314,536
	c) Brent Toevs	39,904,746	257,286

		For	Against	Abstain*
2)	To ratify the Company’s 2012 Amended and Restated Equity Incentive Plan	39,249,730	735,106	177,196

		For	Against	Abstain*
3)	To ratify the Company’s 2013 Equity Incentive Plan	39,202,869	779,156	180,007

		For	Against	Abstain*
4)	To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company's independent auditors for the fiscal years ending January 31, 2014 and 2015	39,880,311	110,045	171,676

		For	Against	Abstain*
5)	To approve on a non-binding basis, the compensation of our named executive officers	39,105,479	711,577	344,976

		1 Year	2 Years	3 Years	Abstain*
6)	To approve on a non-binding basis, the frequency of the advisory vote on compensation of our named executive officers	8,818,413	1,596,908	29,560,589	186,122
		For	Against	Abstain*
7)	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies	39,474,556	502,959	184,517

* There were no broker non-votes cast on these proposals.

As a result of the voting described above, the stockholders of the Company (i) elected the three director nominees, (ii) ratified the Company’s 2012 Amended and Restated Equity Incentive Plan, (iii) ratified the Company’s 2013 Equity Incentive Plan, (iv) ratified the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company's independent auditors for the fiscal years ending January 31, 2014 and 2015, (v) approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers for fiscal 2014, (vi) approved, on a non-binding advisory basis, the frequency of the advisory vote on compensation of our named executive officers as being every three years (i.e., three years received the greatest number of votes cast on such proposal), and (vii) approved the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, provided that such adjournment was not necessary.

In light of the voting results with respect to the frequency of holding a non-binding, advisory vote on executive compensation, and consistent with the fact that such period received the highest number of votes cast at the Meeting, the Board of Directors has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers every three years until the next non-binding, advisory stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding, advisory votes.

At the Meeting, the stockholders of the Company ratified the Company’s 2012 Amended and Restated Equity Incentive Plan and Company’s 2013 Equity Incentive Plan. The Board of Directors previously approved the 2012 Equity Incentive Plan on October 14, 2012, and approved the Amended and Restated 2012 Equity Incentive Plan on September 19, 2013. On September 10, 2013, the Board of Directors approved the Company’s 2013 Equity Incentive Plan.

The material terms of the Amended and Restated 2012 Equity Incentive Plan were described in the Company’s Proxy Statement under the caption “Proposal 2 – Ratification of the Company’s Amended and Restated 2012 Equity Incentive Plan”. The Amended and Restated 2012 Equity Incentive Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) restricted stock units; (vi) stock appreciation rights; (vii) performance units and performance shares and stock awards; or (viii) any combination of the foregoing.

The material terms of the 2013 Equity Incentive Plan were described in the Company’s Proxy Statement under the caption “Proposal 3 – Ratification of the Company’s 2013 Equity Incentive Plan”. The 2013 Equity Incentive Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) restricted stock units; (vi) stock appreciation rights; (vii) performance units and performance shares and stock awards; or (viii) any combination of the foregoing.

The above descriptions of the Amended and Restated 2012 Equity Incentive Plan and 2013 Equity Incentive Plan do not purport to be complete, and are qualified in their entirety by the full text of the Plans, incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and incorporated in this Item 5.07 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1(1)	Jammin Java Corp. 2012 Amended and Restated Equity Incentive Plan
10.2(2)	Jammin Java Corp. 2013 Equity Incentive Plan
10.3*	Form of 2013 Equity Incentive Plan Stock Option Agreement
10.4*	Form of Amended and Restated 2012 Equity Incentive Plan Stock Option Agreement

(1) Filed as Exhibit 4.1 to the Company’s Post-Effective Amendment No. 1 to Form S-8 Registration Statement (File No. 333-184886), filed with the Securities and Exchange Commission on October 17, 2014, and incorporated herein by reference.

(2) Filed as Exhibit 4.1 to the Company’s Form S-8 Registration Statement (File No. 333-191780), filed with the Securities and Exchange Commission on October 17, 2014, and incorporated herein by reference.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: August 29, 2014	By:	/s/ Anh Tran
Anh Tran
President

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Jammin Java Corp. 2012 Amended and Restated Equity Incentive Plan
10.2(2)	Jammin Java Corp. 2013 Equity Incentive Plan
10.3*	Form of 2013 Equity Incentive Plan Stock Option Agreement
10.4*	Form of Amended and Restated 2012 Equity Incentive Plan Stock Option Agreement

(1) Filed as Exhibit 4.1 to the Company’s Post-Effective Amendment No. 1 to Form S-8 Registration Statement (File No. 333-184886), filed with the Securities and Exchange Commission on October 17, 2014, and incorporated herein by reference.

(2) Filed as Exhibit 4.1 to the Company’s Form S-8 Registration Statement (File No. 333-191780), filed with the Securities and Exchange Commission on October 17, 2014, and incorporated herein by reference.

* Filed herewith.